                                                                    Exhibit 99.1


                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of
W. P. Carey & Co. LLC:

We have audited the accompanying combined statements of revenues and certain expenses of the properties acquired by W. P. Carey & Co. LLC from Carey Institutional Properties Incorporated (the Properties) for the years ended December 31, 2003, 2002 and 2001 (the Statement). This Statement is the responsibility of the management of W. P. Carey & Co. LLC. Our responsibility is to express an opinion on the Statement based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of W. P. Carey & Co. LLC. Material amounts, as described in Note 1 to the Statement, that would not be comparable to those resulting from the proposed future operations of the Properties are excluded and the Statement is not intended to be a complete presentation of the revenues and expenses of the Properties.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties for the years ended December 31, 2003, 2002 and 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

New York, New York
November 12, 2004


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



                             W. P. CAREY & CO. LLC
              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                                 (in thousands)


                                                               For the Six Months                        For the Year Ended
                                                                Ended June 30,                             December 31,
                                                   ----------------------------------  ---------------------------------------------
                                                              2004             2003            2003           2002             2001
                                                             -------         -------         -------         -------         -------
                                                                  (Unaudited)
Revenues:
   Rental revenues .................................         $ 6,582         $ 6,607         $13,289         $12,804         $12,756
   Other ...........................................              17              58              87               1             372
                                                             -------         -------         -------         -------         -------
                                                               6,599           6,665          13,376          12,805          13,128
                                                             -------         -------         -------         -------         -------

Certain expenses:
   Property ........................................             189             243             428             342             273
   Other ...........................................               2            --              --              --                21
                                                             -------         -------         -------         -------         -------
                                                                 191             243             428             342             294
                                                             -------         -------         -------         -------         -------

Revenues in excess of certain
   expenses ........................................         $ 6,408         $ 6,422         $12,948         $12,463         $12,834
                                                             =======         =======         =======         =======         =======

        The accompanying notes are an integral part of these statements.


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

                                W.P. CAREY & CO.
         NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                                 (in thousands)

1. ACQUISITION OF PROPERTIES, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Acquisition of properties:
-------------------------

On September 1, 2004, W. P. Carey & Co. LLC (the "Company") acquired 17 properties from Carey Institutional Properties Incorporated ("CIP"), an affiliate, in connection with CIP's merger with Corporate Property Associates 15 Incorporated, an affiliate. Except for one property which is vacant, the properties acquired are generally commercial and industrial properties net leased on a single tenant basis.

Basis of presentation:
---------------------

The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the properties for the periods presented. Certain items may not be comparable to the future operations of the properties. Excluded items consist of interest expense, depreciation and amortization, and other costs not directly related to the future operations of the properties. In the future there may be interest expense, depreciation and/or amortization expenses associated with these properties.

The combined statements of revenues and certain expenses for the six months ended June 30, 2004 and 2003 are unaudited. In the opinion of management, such financial statements reflect all necessary adjustments for a presentation of the revenues and certain expenses of the respective interim periods. All such adjustments are of a normal recurring nature.

Revenue recognition:
-------------------

The properties recognize rental revenue in accordance with the contractual provisions of the leases over their respective terms. The properties also recognize revenue for late fees and reimbursable costs that are included in other revenue as earned.

Use of estimates:
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. REVENUES

Revenue is principally obtained from tenant rentals on a net lease basis whereby the tenant is responsible for substantially all operating expenses relating to the property including real estate




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



                              W. P. CAREY & CO. LLC

                        NOTES TO COMBINED STATEMENTS OF
                   REVENUES AND CERTAIN EXPENSES (Continued)
                                 (in thousands)

taxes, insurance and maintenance and repairs. The leases have remaining current lease terms that expire between September 2004 and December 2014. For the purpose of these financial statements, rental revenues include lease revenues from leases classified as operating leases, interest income from direct financing leases and the Company's proportionate share of lease revenues from its equity investments.

Rental revenues are comprised as follows:

                                                               For the Six Months                         For the Year Ended
                                                                Ended June 30,                              December 31,
                                                            ------------------------        ----------------------------------------
                                                              2004             2003            2003           2002             2001
                                                             -------         -------         -------         -------         -------
                                                                   (Unaudited)
Rental income ......................................         $ 5,155         $ 5,180         $10,435         $ 9,970         $ 9,922
Interest income from direct
   financing leases ................................             691             691           1,382           1,362           1,362
Income from equity investments .....................             736             736           1,472           1,472           1,472
                                                             -------         -------         -------         -------         -------
                                                             $ 6,582         $ 6,607         $13,289         $12,804         $12,756
                                                             =======         =======         =======         =======         =======

Future minimum rents to be received under noncancelable leases in effect are as follows:

                      Year Ending December 31:
                      ------------------------
                      2004                                  $12,813
                      2005                                   12,799
                      2006                                   12,300
                      2007                                   18,755
                      2008                                    5,471
                      Thereafter                             10,176



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